LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 15, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

The following text amends the fund’s statement of additional information:

Investment Strategies—Unseasoned Issuers

The current investment disclosure is amended to remove the non-fundamental investment restriction limiting, to 5% of its assets, the fund’s investment in the securities of issuers which have been in operation for less than three years of continuous operation.

FD XX010403